SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2006

Wachovia Bank Commercial Mortgage Trust Series 2006-C24

(Exact name of issuing entity)

Wachovia Bank, National Association

(Exact name of sponsor as specified in its charter)

Artesia Mortgage Capital Corporation

(Exact name of sponsor as specified in its charter)

Nomura Credit & Capital, Inc.

(Exact name of sponsor as specified in its charter)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-127668-04	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-0166

(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code:  (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 8.01.     Other Events.

          This Current Report on Form 8-K files certain opinions of Dechert LLP, counsel to the Registrant, in connection with the offering of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C24.

ITEM 9.01.     Financial Statements, Pro Forma Information and Exhibits.

(a)	Financial Statements	Not Applicable

(b)	Pro Forma Financial Information	Not Applicable

(c)	Shell Company Transactions	Not Applicable

(d)	Exhibits

Item 601(a) of Regulation S-K Exhibit No.		Description

(5.1)		Legality Opinion of Dechert LLP

(8.1)		Tax Opinion of Dechert LLP

(23.1)		Consent of Dechert LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Wayne M. Fitzgerald, II

	Name:	Wayne M. Fitzgerald, II
	Title:	Vice President

Date: March 30, 2006

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Description

(5.1)	Legality Opinion of Dechert LLP

(8.1)	Tax Opinion of Dechert LLP

(23.1)	Consent of Dechert LLP (included in Exhibits 5.1 and 8.1)